EXHIBIT 24


                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 9, 1998.



                                         RONALD W. BURKLE
                                         ---------------------------------------
                                         Ronald W. Burkle

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 9, 1998.



                                         ROBERT G. MILLER
                                         ---------------------------------------
                                         Robert G. Miller

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 4 1998.



                                         BRUCE KARATZ
                                         ---------------------------------------
                                         Bruce Karatz

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         JAMES J. CURRAN
                                         ---------------------------------------
                                         James J. Curran

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 4, 1998.



                                         JOHN G. KING
                                         ---------------------------------------
                                         John G. King

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.


                                         ROGER S. MEIER
                                         ---------------------------------------
                                         Roger S. Meier

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         VIVIAN A. BULL
                                         ---------------------------------------
                                         Vivian A. Bull

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, Roger A. Cooke and David R. Jessick, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 9, 1998.



                                         STEVEN R. ROGEL
                                         ---------------------------------------
                                         Steven R. Rogel

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         DAVID R. JESSICK
                                         ---------------------------------------
                                         David R. Jessick

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         ROBERT D. BEYER
                                         ---------------------------------------
                                         Robert D. Beyer

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         CARLTON J. JENKINS
                                         ---------------------------------------
                                         Carlton J. Jenkins

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 2, 1998.



                                         STUART M. SLOAN
                                         ---------------------------------------
                                         Stuart M. Sloan

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 9, 1998.



                                         SAMUEL ZELL
                                         ---------------------------------------
                                         Samuel Zell

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 3, 1998.



                                         BERTRAM R. ZWEIG
                                         ---------------------------------------
                                         Bertram R. Zweig

                                POWER OF ATTORNEY
                                      (S-3)


     The undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: June 4, 1998.



                                         MARC H. RAPAPORT
                                         ---------------------------------------
                                         Marc H. Rapaport